The Company:

Redwood MicroCap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's assets are primarily invested in securities with market capitalizations less than $50 million, oil & gas, real estate, hotels, radio broadcasting, and cash equivalents.

Shares of the Fund are bought and sold over-the-counter on NASDAQ's electronic bulletin board under the symbol "RWMC". The price of the stock is determined by both the net asset value of the Fund's portfolio and the dynamics of supply and demand. All, or nearly all, capital gains and dividend income are reinvested in the Fund.

Message to Shareholders:

Dear Shareholders:

For the six month period ended September 30, 2003, our Net Asset Value ("NAV") decreased .4% from $3,872,634 or $1.56 per share to $3,853,853 or $1.54 per share.

During 2001 Redwood MicroCap Fund, Inc. shareholders voted to ratify the Funds application to deregister as an investment Company under the Investment Act of 1940 and to rescind its Investment Guidelines. This positive vote will allow the Company to pursue its business objective of becoming an oil and gas exploration company through TDP Energy, our majority-owned subsidiary.

In January 2002, Redwood filed with the SEC to deregister and is awaiting comments on its application.

In November 2003, Redwood's Board of Directors requested management to develop a strategic business plan to facilitate the divestiture or distribution to shareholders of all assets except for our majority-owned oil and gas company:
TDP Energy. The Board intends to hold a special Board meeting in February 2004 to hopefully finalize its new strategic plan. It is anticipated that it may take up to two years to fully divest or distribute our non core assets.

On behalf of the Board of Directors, we appreciate your continued support and confidence.


John C. Power
President
Redwood MicroCap Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2003

ASSETS

Investments in Securities:
Investments in securities of affiliated
  issuers (identified cost $4,335,176) (Notes 2,3 and 7).........  $ 6,109,399
Advances to affiliates
 (identified cost of $858,408) (Notes 3 and 5)                         550,918
                                                                     ---------
Total............................................................    6,660,317
                                                                     ---------
Cash and equivalents.............................................        1,376
Other receivables................................................        7,329
                                                                     ---------
Total............................................................  $ 6,669,022
                                                                     ---------
LIABILITIES

Accounts payable and other liabilities ..........................       47,049
Advances payable to affiliate (Note 6)...........................      315,300
Notes payable to affiliates (Note 7).............................    1,988,820
Deferred income tax liability (Note 4)...........................      464,000
                                                                     ---------
Total............................................................    2,815,169
                                                                     ---------
Commitments and Contingencies (Notes 8 and 9)

Net Assets.......................................................  $ 3,853,853
                                                                     =========
Net Asset Value Per Share........................................     $   1.54
                                                                        ======
ANALYSIS OF NET ASSETS

Common Stock, $.001 par value, 500,000,000
  shares authorized, 2,499,544 issued and outstanding (Note 7)...   $    2,500
Additional paid-in capital.......................................    2,116,246
                                                                     ---------
Net Capital paid in on shares of capital stock...................    2,118,746
                                                                     ---------
Net Accumulated Gain:
Net investment loss..............................................   (2,693,021)
Accumulated net realized gain....................................    4,020,062
Net unrealized appreciation of investments ......................      408,066
                                                                     ---------
Net accumulated gain.............................................    1,735,107
                                                                     ---------
Net Assets.......................................................  $ 3,853,853
                                                                     =========




                         See notes to financial statements

SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS AS OF SEPTEMBER 30, 2003(c)

SHARES                                                          VALUE (a)

                             COMMON STOCKS - 155.87%

Communications - 11.09%
         153     Alta California Broadcasting, Inc. (b)            $   387,456
      40,000     Antelope Peak (b)                                      40,000
                                                                       -------
                                                                       427,456
                                                                       -------
Oil & Gas - 143.10%
         575     TDP Energy Co. (b)                                  5,399,250
   1,018,500     Redwood Energy, Inc.                                  115,702
                                                                      --------
                                                                     5,514,952
                                                                     ---------
Real Estate - 1.68%
        150      Napa Canyon, LLC (b)                                   64,645
     247,000     Montana Resorts, LLC                                        0
     546,457     Wyoming Resorts, LLC (b)                                    0
                                                                        ------
                                                                        64,645
                                                                        ------
 TOTAL COMMON STOCKS                                               $ 6,007,053
                                                                     ---------
                              PREFERRED STOCK - 2.66%

Real Estate - 2.66%
 1,250,000        Wyoming Resorts, LLC (b)                        $    102,346
                                                                      ---------

                         MISCELLANEOUS INVESTMENTS - 14.29%

PRINCIPAL         Advances to Affiliates - 14.29%

 $   379,600     Wyoming Resorts, LLC                             $    300,918
     250,000     POW Associates, LLC  (Note 3 and 5)                   250,000
     228,808     POW Associates, LLC  unsecured (Note 3 and 5)               0
                                                                       -------
                                                                       550,918
                                                                       -------
Total Investments in Securities and Miscellaneous
  Investments of Affiliated Issuers (cost $5,193,584)............  $ 6,660,317
                                                                     ---------

Total Investments In Securities of Affiliated
  Issuers (cost $5,193,584).........................  172.82%        6,660,317
                                                      ------         ---------
Total Investments    ...............................  172.82%        6,660,317
Other Liabilities, Net of Assets....................  (72.82)%      (2,806,464)
                                                      ------         ---------
NET ASSETS           ...............................  100.00%      $ 3,853,853
                                                      ======         =========


(a) See Note 1 and 2 to the financial statements. Securities are valued at their estimated fair values as determined by the Board of Directors in the absence of readily ascertainable market values.
(b) Restricted security, see Note 2 to the financial statements
(c) See Note 3 to the financial statements


                        See notes to financial statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003

Investment Income:
Distribution from affiliated company .......................        $  250,000
Management fee income from affiliated companies.............           136,000
Interest income from affiliated companies...................            15,041
Other income................................................             3,892
                                                                       -------
Total.......................................................           404,933
                                                                       -------
Expenses:
Interest expense............................................            89,254
Salaries....................................................            66,379
Audit and accounting fees...................................            39,220
Outside Services............................................             8,620
Insurance...................................................             8,256
Other.......................................................             3,810
Legal.......................................................             2,000
Reports to shareholders.....................................             1,806
Office expense..............................................             1,544
Transfer fees...............................................             1,251
Travel......................................................             1,094
Telephone and telefax.......................................               840
Custodian fees..............................................               267
                                                                       -------
Total.......................................................           224,341
                                                                       -------
Net Investment Gain.........................................           180,592
                                                                       -------
Net Unrealized Depreciation on Investments:
Unrealized depreciation of investments......................          (268,171)
                                                                      --------
Net Loss on Investments.....................................          (268,171)
                                                                      --------
Net Decrease in Net Assets From Operations Before Income
   Tax Benefit..............................................           (87,579)

Income Tax Benefit (Note 5).................................            32,000
                                                                      --------
Net Decrease in Net Assets From Operations..................         $ (55,579)
                                                                      ========





                         See notes to financial statements

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operation......................     $  (55,579)
Adjustments to reconcile net decrease in net assets to
  cash used in operations:
    Unrealized depreciation of investments.....................        268,171
    Change in other assets and liabilities.....................         18,807
    Deferred income taxes......................................        (32,000)
                                                                       -------
  Net cash provided by operating activities....................        199,399
                                                                       -------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of investments....................................     (1,441,000)
    Advances to affiliates.....................................        (61,043)
    Repayments of advances to affiliates.......................      1,303,500
                                                                     ---------
  Net cash used in investing activities........................       (198,543)
                                                                     ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Principal repayment of borrowing...........................       (250,000)
    Repayment of advances from affiliates......................        (43,500)
    Advances from affiliates...................................        287,155
                                                                     ---------
  Net cash used in financing activities........................         (6,345)
                                                                       -------
NET DECREASE IN CASH AND CASH EQUIVALENTS......................         (5,489)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD.................          6,865
                                                                       -------
CASH AND CASH EQUIVALENTS, END OF PERIOD.......................     $    1,376
                                                                       =======
Non-Cash Financing Activities:
    Common stock issued in exchange for forgiveness of payable.     $   37,001
                                                                       =======





                         See notes to financial statement

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDED MARCH 31, 2002 MARCH 31, 2003 AND THE SIX MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)

                                     (Unaudited)
                                For the Six Months Ended
                                    September 30, 2003     2003           2002
From Operations:
Net investment gain(loss).............. $ 180,592    $ (191,277)    $  (23,259)
Net realized loss from
 investment transactions...............         0       (25,983)            --
Net decrease in unrealized
 appreciation of investments...........  (268,171)     (903,501)       (29,795)
Income tax benefit (provision).........    32,000       685,751         19,688
Net increase (decrease) in net assets     -------      --------        -------
 from operations.......................   (55,579)     (435,010)       (33,366)
Distribution to shareholders (Note 9)..        --                           --
Capital share transactions.............    36,798        73,800         37,001
                                          -------       -------        -------
Net increase(decrease) in net assets...   (18,781)     (361,210)         3,635

Net Assets-beginning of period........  3,872,634     4,233,844      4,230,209
                                       ----------    ----------      ---------
Net Assets-end of period..............$ 3,853,853   $ 3,872,634    $ 4,233,844
                                       ==========    ==========     ==========




                           See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Redwood MicroCap Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company. The Fund invests in a broad range of small speculative securities which are considered restricted securities or are traded in the over-the-counter market. The Funds investments are in the communications, oil and gas and hospitality industries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation - Investments in securities traded on national exchanges and NASDAQ are valued at last reported sales prices. Investments in securities traded in the over-the-counter market on the Electronic Bulletin Board or Pink Sheets are valued at the quoted bid as obtained from NASDAQ or at the quoted bid prices from the brokers that make markets in such securities, on the last business day of the period. Investments in restricted securities, as well as certain thinly-traded securities and advances to affiliates, are valued at their estimated fair value as determined in good faith under procedures established by and under the direction of the Fund's Board of Directors.

Income Taxes - The Fund has not elected to be treated for Federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Consequently, investment income and realized capital gains are taxed to the Fund at the tax rates applicable to corporations.

The Fund accounts for income taxes in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Under SFAS No. 109, a current or deferred tax liability or asset is recognized for timing differences which exist in the recognition of certain income and expense items for financial statement reporting purposes in periods different than for income reporting purposes. The provision for income taxes is based on the amount of current and deferred income taxes payable or refundable at the date of the financial statements as measured by the provisions of current tax laws.

Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on a first-in, first-out basis.

All of the Fund's equity securities as of September 30, 2003 are non-income producing securities.

Statement of Cash Flows - the Fund considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Use of Estimates - The preparation of the Funds financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those significant estimates.

2.  RESTRICTED SECURITIES AND THINLY TRADED SECURITIES

Restricted securities are those securities which have been acquired from an issuer without registration under the Securities Act of 1933. Restricted securities generally cannot be sold by the Fund except pursuant to an effective registration or in compliance with Rule 144 of the Securities Act of 1933. The following schedule provides certain information with respect to restricted securities held by the Fund as of September 30, 2003. These securities comprised 158.53% of the Fund's net assets at such time:

                                    Date of                               Fair
Description                         Acquisition           Cost           Value

Alta California Broadcasting, Inc.  January 1, 1999   $  743,615    $  387,456
Napa Canyon, LLC                    September 7, 2001        500        64,645
Redwood Energy, Inc.                June 29, 1994        205,983       115,702
TDP Energy Company                  December 22, 1993  1,301,621     5,399,250
Wyoming Resorts, LLC                May 28, 1997         546,457             0
Wyoming Resorts, LLC preferred stk  September 30, 2003 1,250,000       102,346
Montana Resorts, LLC                March 31, 2003       247,000             0
Antelope Peak                       July 31, 2003         40,000        40,000
                                                       ---------     ---------
Total                                               $  4,335,176  $  6,109,399
                                                       =========     =========


The Fund has no right to require registration of the above restricted securities. As of September 30, 2003, the fair value of the Fund's investments in restricted securities comprised approximately 92% of the value of its total assets.

Valuations for the restricted securities as well as certain thinly traded securities and advances to affiliates, have been determined in good faith by the Fund's Board of Directors, in the absence of readily ascertainable market values. Such investments were valued at $6,660,317 as of September 30, 2003, representing 173% of net assets. Because of the inherent subjectivity of these values, it is reasonably possible that a material change in such valuations could occur in the near term.

3.  INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS

As of September 30, 2003, the Fund holds either an indirect or direct ownership of 5 percent or more of the following securities:

                                                        Purchases and Advances
                                                    Fair  the Six months Ended
Description                              Cost       Value   September 30, 2003
Common Stock:
Alta California Broadcasting, Inc.   $ 743,615  $ 387,456
Napa Canyon, LLC                           500     64,645
Redwood Energy, Inc.                   205,983    115,702
TDP Energy Company                   1,301,621  5,399,250
Wyoming Resorts, LLC                   546,457          0
Wyoming Resorts, LLC preferred stk   1,250,000    102,346            1,250,000
Montana Resorts, LLC                   247,000          0               32,000
Antelope Peak                           40,000     40,000               40,000
                                     ---------   --------
                                     4,335,176  6,109,399
                                     ---------  ---------
Advances to affiliates:
Wyoming Resorts, LLC                   379,600    300,918               11,500
POW Associates, LLC                    250,000    250,000
POW Associates, LLC Unsecured          228,808          0              101,500
                                     ---------  ---------
                                       858,408    550,918
                                     ---------  ---------
Total                              $ 5,193,584 $6,660,317
                                    ==========  =========

4.  INCOME TAXES

The following summary reconciles income taxes computed at the federal statutory rate with the income tax provision.

        Federal income tax benefit
           computed at the statutory rate                  $  26,000
        Net state income tax benefit                           6,000
                                                              ------
        Income taxes benefit                                  32,000
                                                              ======
Deferred income taxes at September 30, 2003 consist of the following:

        Deferred tax asset - NOL carryforward              $  259,000
        Deferred tax liability - unrealized gains
        on investment                                        (723,000)
                                                           ----------
        Net deferred tax liability                         $ (464,000)
                                                           ==========

The NOL carry forward of approximately $700,000 expires in 2020.

5.  TRANSACTIONS WITH AFFILIATES

During 2003, the Fund made advances to affiliated companies. At September 30, 2003, the Fund had outstanding advances receivable from Wyoming Resorts, LLC of $379,600 which has been reduced by a valuation allowance of $78,682, and accordingly is reflected in the accompanying financial statements at $300,918. The advances bear interest at 8%, through March 31, 2003 and 10% thereafter. Principal and interest are due March 31, 2004.

At September 30, 2003, the Fund made advances to POW Associates, LLC of $228,808 which has been reduced by an allowance of $228,808 and is reflected in the accompanying financial statements at $0.

At September 30, 2003 the Fund had outstanding advances receivable from POW Associates, LLC of $250,000. The advances are secured by a second mortgage of real estate and bear interest at 12%. Principal and interest are due December 31, 2004.

6.  ADVANCES PAYABLE

The Fund has unsecured advances with an affiliate which are non-interest bearing and payable on demand.

7.  NOTES PAYABLE TO AFFILIATES

Notes payable consist of the following:

Notes payable in the amount of $1,230,000 to an officer of TDP Energy Company. The note bears interest at 6% per annum through March 31, 2006. Interest is payable semi-annually in shares of the Fund based on the fair market value of the Fund's shares at the time the interest payment is due. At September 30, 2003, common stock due for the $37,001 semi-annual interest accrued on the note was 23,872 shares. No interest accrues on the note from April 1, 2006 though the notes maturity date is April 1, 2016. The principal amount outstanding on the note may be converted at anytime after March 31, 2002, at the option of the note holder, into fully paid and non-assessable shares of common stock of the Fund at $1.71 per share, subject to adjustments provided in the note agreement. The note is secured by capital stock of TDP Energy Company.

Notes payable in the amount of $629,565, to Alta California Broadcasting. The note bears interest at 12% and is payable on demand. Interest accrued on this note at September 30, 2003 was $50,452.

Notes payable in the amount of $40,000 to Alta California Broadcasting/Antelope Peak. The note bears interest at 12% and is payable on demand. Interest accrued on this note at September 30, 2003 was $1,802.

8.  COMMITMENTS AND CONTINGENCIES

As of September 30, 2003, the Fund has guaranteed a loan between Wyoming Resorts, LLC, an affiliate, and a bank. The loan has an outstanding principal balance of $912,678 at September 30, 2003.

In March 2000, the Fund guaranteed a loan between Capell Valley Vineyards LLC, an affiliate of Wyoming Resorts, LLC and a financial institution. The amount outstanding at March 31, 2003 is $2,374,150 on outstanding credit facility up to $3,200,000.

The Fund has guaranteed a lease between Four Rivers Broadcasting , Inc., an affiliate, and a equipment leasing company. The lease requires 36 monthly payments of $1,740 plus tax each month and continues until December, 2004.

9.  SECURITIES  AND EXCHANGE COMMISSION PROCEEDINGS

Pursuant to an examination of the Fund by the Securities and Exchange Commission
(SEC), the SEC issued a letter in September, 1999 to the Fund identifying various asserted deficiencies and violations of rules and regulations. The Fund reviewed the asserted deficiencies and violations and filed its response with the SEC. The Fund's management does not believe that the outcome of these matters will have a material impact on the Funds financial condition or operations. However, the ultimate outcome of these matters is not determinable at this time.

On June 1, 1998, the Securities and Exchange Commission issued an Order Instituting Proceedings alleging, among other things, that John C. Power, the Fund's president, violated Section 10(b) of the Securities Exchange Act of 1934, and Rule 10b-5 promulgated thereunder, by participating in a manipulation of the market for stock in Premier Concepts, Inc. from approximately June, 1994 through December, 1994. There was no suggestion that Redwood's funds or assets were used. On March 9, 2001, an Initial Decision was issued in which it was determined that Mr, Power had engaged in the conduct alleged. The only sanction imposed was an order requiring him to cease and desist from committing or causing any violations or future violations of Section 10(b) of the Exchange Act, and Rule 10b-5 promulgated thereunder. On March 29, 2001, Mr, Power petitioned the Commission for review of the Initial Decision, and, the Commission, in an opinion and order dated October 2, 2003, also concluded that Mr. Power engaged in the conduct alleged, and imposed a cease and desist order. Mr. Power has filed a Motion for Reconsideration with the Commission, which is pending.


                        End of notes to financial statements

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                            (Unaudited)
                         For the Six Months
                          Ended September 30, --For the Years Ended March 31--

                                   2003       2003      2002     2001     2000

Per Share:(1)
Income from investments........  $ .162     $ .102    $ .170   $ .005   $ .110
Expenses.......................   (.090)     (.179)    (.180)   (.128)   (.127)
                                   ----       ----      ----     ----     ----
Net investment income (loss)...    .072      (.077)    (.010)   (.123)   (.017)
Net realized gain (loss) and
 net change in unrealized
 appreciation of investments...   (.107)     (.376)    (.012)   1.084    (.153)
(Provision) benefit for
 income taxes..................    .013       .277      .008    (.281)    .069
Stock dividend.................       -          -         -    (.253)       -
................................    ----       ----      ----     ----     ----
Net increase (decrease) in net
 asset value...................   (.022)     (.176)    (.014)     .427   (.101)
Net asset value:
Beginning of period............   1.564      1.740     1.754     1.327   1.428
                                  -----      -----     -----     -----   -----
End of period..................  $1.542     $1.564    $1.740    $1.754  $1.327
                                  =====      =====     =====     =====   =====

Total investment return (2)....  (1.41)%   (13.28)%   (0.77)%   51.24%  (7.07)%

Ratios:
Expenses  to average net assets   5.95%     10.84%    10.18%     8.36%   8.57%
Expenses to income.............  55.40%    175.49%   105.61%  2801.54% 115.90%
Net investment income (loss) to
 average net assets............   4.79%     (4.66)%   (0.54)%   (8.06)% (1.18)%
Portfolio turnover rate (3)....      0%      0.77%     0.34%    27.12%  15.91%

(1)  Selected data for a share of capital stock outstanding throughout the year.

(2) Based on the change in net asset value (exclusive of treasury stock transactions and distributions). The Fund does not believe that a presentation based on changes in the market value of the Funds' common stock is appropriate considering the limited market for its stock.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales/maturities of investment securities and promissory notes (excluding short-term securities and notes) for the six months ended September 30, 2003, were $1,322,000 and $0, respectively.



                          See notes to financial statements

CORPORATE INFORMATION

Officers and Directors
John C. Power, President, Treasurer, and Director
R. Stanley Pittman, Secretary
Joseph O. Smith, Director
Peter L. Hirschburg, Director

Corporate Headquarters
REDWOOD MICROCAP FUND, INC.
6180 Lehman Drive, Suite 103
Colorado Springs, CO  80918 - 3415
(719) 593-2111

Custodian of Portfolio Securities
US Bank

Stock Transfer Agent
Computershare Trust Company, Inc.
P.O. Box 1596
Denver, CO 80401

Independent Auditors

Ehrhardt Keefe Steiner & Hottman
7979 East Tufts Avenue, Suite 400
Denver, CO 80237

Counsel
Neuman & Drennen, LLC

Stocks held in "street name" Redwood MicroCap Fund, Inc. maintains a mailing list to assure that stockholders whose stock is not held in their own name, and other interested persons, receive financial information on a timely basis. If you would like your name added to this list, please send your request to:

Investor Relations
Redwood MicroCap Fund, Inc.
6180 Lehman Drive, Suite 103
Colorado Springs, CO 80918

Common Stock
Listed: Over-the-Counter market, electronic bulletin board symbol "RWMC"

                            Redwood MicroCap Fund, Inc.



                             2004  SEMI-ANNUAL REPORT

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